Exhibit 99.1

bluegreenvacations®
share happiness
50th
ANNIVERSARY
BLUEGREEN
CORPORATION
February 2016

Safe Harbor
Statements in this presentation may constitute forward-looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including, but not limited to, the risks and uncertainties associated with economic, credit market, competitive and other factors affecting Bluegreen Corporation (“Bluegreen”) and its operations, markets, products and services; risks relating to the merger with BFC Financial Corporation (“BFC”); Bluegreen’s efforts to improve its liquidity through cash sales and larger down payments on financed sales may not be successful; the performance of Bluegreen’s VOI notes receivable may deteriorate, and the FICO® score-based credit underwriting standards may not have the expected effects on the performance of the receivables; Bluegreen may not be in a position to draw down on its existing credit lines or may be unable to renew, extend, or replace such lines of credit; Bluegreen may require new credit lines to provide liquidity for its operations, including facilities to sell or finance its notes receivable; Bluegreen may not be able to successfully securitize additional timeshare loans and/or obtain adequate receivable credit facilities in the future; risks relating to pending or future litigation, regulatory proceedings, claims and assessments; sales and marketing strategies may not be successful; marketing costs may increase and not result in increased sales; concentrations in Bluegreen’s marketing alliances increase the risk of business disruptions and may result in decreased sales and profits; if new customers are not sufficiently added to Bluegreen’s existing owner base, Bluegreen’s ability to continue to sell VOIs to existing owners will diminish over time; Bluegreen may not meet its customers’ expectations as to the quality, value and efficiency of its products and services, and customer dissatisfaction with Bluegreen’s products and services may result in negative publicity and/or decreased sales and profits; system-wide sales, including sales on behalf of third parties and sales to existing owners, may not continue at current levels or they may decrease; fee-based service initiatives may not be successful and may not grow or generate profits as anticipated and may not produce the anticipated benefits to Bluegreen; it may be necessary or desirable to increase capital expenditures, thereby decreasing free cash flow; risks related to other financial trends discussed in this presentation including that Bluegreen may be required to further increase its allowance for loan losses in the future and record additional impairment charges as a result of any such increase; selling and marketing expenses as a percentage of system-wide sales of VOIs, net may not remain at current levels or they may increase; Bluegreen’s indebtedness may increase in the future; and the risks and other factors detailed in Bluegreen’s previous SEC filings and BFC’s SEC filings, including those contained in the “Risk Factors” sections of such filings.
NOTE: Bluegreen’s financial statements and information derived from such financial statements that are included in this presentation are presented on Bluegreen’s historical basis accounting. Bluegreen’s financial statements are also included in BFC’s filings with the Securities and Exchange Commission, and certain amounts disclosed therein will differ from those included in this presentation due to the impact of certain “purchase accounting” adjustments recorded by BFC in connection with its November 2009 indirect acquisition of approximately 7.4 million additional shares of Bluegreen’s Common Stock, which resulted in BFC, indirectly, holding a controlling interest in Bluegreen.
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Table of Contents
Our Business
Our Finance Business
Our Liquidity Profile
Appendix A
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Bluegreen Wilderness Club at Big Cedar® Ridgedale, Missouri

Paradise Point Hollister, Missouri
Our Business
bluegreenvacations®

Company Profile
Fully-integrated vacation ownership & hospitality management company. Founded in 1966 and entered the timeshare space in 1994, today Bluegreen is one of the largest timeshare companies.
Leading network of “drive-to” vacation ownership resorts
64 in-network resorts (~4,900 vacation club units) in the US & Caribbean
~196,000 vacation club owners
~85% of owners live within a 4-hour drive of at least one resort
Significant sales & marketing capabilities
Customer acquisition and lead generation capabilities that generate 225,000+ tours annually
Key marketing partnerships, including exclusive relationships with Bass Pro® & Choice Hotels®
Substantial capital-light business model
Strong fee-based services (“FBS”) platform
Long-term cost-plus management services contracts at 45 resorts
Recurring revenue from annual member dues and the fees generated from the vacation club
Corporate Ownership
Bluegreen was publicly-traded from 1985 – 2013.
In April 2013, BFC Financial Corporation (OTC: BFCF) (“BFC”) completed its previously announced acquisition of Bluegreen Corporation (the “Merger”). BFC had been a significant Bluegreen shareholder since 2002 and the majority shareholder since 2009. As a result of the Merger, Bluegreen became an indirect, wholly-owned subsidiary of BFC and BBX Capital Corporation (NYSE: BBX), and ceased to be an SEC registrant.
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Results of Operations
($ in millions)
System Wide VOI Sales, Net(a)
$550 $524
$500
$457
$450
$400 $411
$400 $370
$350
$303
$300
$250
$200
$150
$100
$50
$0
2011 2012 2013 2014 9 Mos 9 Mos
9/14 9/15
Income from Continuing Operations(b)
$70
$65
$60 $59
$54 $53 $56
$50
$40
$36
$30
$20
$10
$0
2011 2012 2013 2014 9 Mos 9 Mos
9/14 9/15
(a) Excludes impact of estimated uncollectible VOI notes receivable. Includes sales made on behalf of fee -based service clients.
(b) Net of income taxes.
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Capital-Light Profile
($ in millions)
Revenue
YTD 9/30/15
Secondary
Market
$39.5
8%
Finance
$63.4
14%
Traditional
$137.0
30%
FBS
$219.5
48%
Capital-Light
EBITDA Contribution*
YTD 9/30/15
Finance
$42.3
29%
Traditional
$29.9
21%
FBS
$63.8
44%
Secondary
Market
$8.7
6%
* Before allocation of corporate overhead expenses of $34.8 million
Operating model provides beneficial alternative to historical, capital-intensive timeshare model:
“Capital light” business model generates cash from multiple streams:
Fee-based Services Business:
Fee-Based services sales & marketing commissions
Just-In-Time inventory arrangements
Property management, title, mortgage servicing & other Fee-Based services
Secondary Market channel currently provides low cost/capital inventory
Traditional timeshare sales operations generate significant cash sales and currently have historically low capital requirements
Finance business generates attractive net interest spread
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Impact of Capital-Light Profile
Generated free cash flow(1) of $99 million during LTM ending 9/30/2015.
Increased cash realized within 30 days of sale from 24% of sales in 2008, to 46% for YTD 09/30/2015.
Receivable-backed debt decreased 46% to $403 million at September 30, 2015 from $748 million at December 31, 2008.
Lines-of-credit and notes payable declined 59% to $92 million as of September 30, 2015 from $223 million as of December 31, 2008.
Capital expenditures(2) decreased from $188 million in 2008 to $30 million in YTD September 30, 2015.
(1) Cash flow from operating activities, less capital expenditures
(2) Excludes spending for inventory obtained under “just-in-time” fee-based service and secondary market arrangements
Cibola Vista Resort and Spa | Peoria, Arizona
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Bluegreen Vacation Club – The Basics
Owner’s Focus
Legal Structure
The Product
Vacation Points
Deeded interest
in one of our
64 resorts
Annually, in perpetuity
Average Sales Transaction
YTD 9/30/15
$12,720
Simultaneous with VOI sale
Points Placed
In Owner’s
Account
Vacation Club
Trust
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Bluegreen Vacation Club – Owner Benefits

Basic Ownership [1]:
(100% of owners)

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64 quality resorts in popular destinations

RCI®
4,500+ resorts in 100+ countries

Significant vacation flexibility, including destination, length of stay and borrow-and-save options [2]

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The Bluegreen Vacation Club provides access to a variety of destinations and resort types

Optional Traveler Plus™ Program:
$59.99 incremental annual fee
(58% of owners participate)

CHOICE HOTELS
6,300 hotels in 35 countries

NORWEGIAN CRUISE LINE · Carnival · CRYSTAL CRUISES · Royal Caribbean International · Holland America Line
Cruise packages

Select Connections · prizzma
42 internal direct exchange resorts

interval international · Coast to Coast
Additional vacation options

Discounts at various hotels, restaurants, retail & leisure establishments and rental car agencies

(1) Requires annual payment of maintenance fees and club dues to the Vacation Club.
(2) Ability to borrow additional points for 1 year or rollover up to 1 year's worth of points for a one-time fee.

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Why not just rent?
Hotel Room vs. Timeshare Vacation Home
Typical Hotel Room
Typical 2 Bedroom Bluegreen Villa
Other
Lodging
Lifetime Budget
Other
Lodging
Timeshare
Lifetime Budget
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Bluegreen Vacation Club Resorts
BRITISH COLUMBIA
CANADA
ONTARIO
QUEBEC
MEXICO
WA OR CA MT ID NV WY UT AZ CO NM ND SD NE KS OK TX MN IA MO AR LA WI IL MS MI IN KY TN AL OH WV VA NC SC GA PA NY VT ME NH MA CT RI NJ DE MD FL
Kauai Niihau Oahu HI Molokal Lanai Maui Hawaii Aruba Bahamas
Bluegreen Vacations Select Connections Prizzma
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Bluegreen Vacation Club Resorts
The Innsbruck Aspen Aspen, CO
Grande Villas at World Golf VillageTM St. Agustin, FL
Bluegreen Club 36TM Las Vegas, NV
The Fountains Orlando, FL
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Bluegreen Vacation Club Resorts
La Cabana Beach Resort and Casino Oranjestad, Aruba
The Club at Big Bear Village Big Bear Lake, CA
Bluegreen Wilderness ClubTM at Big Cedar® Ridgedale, MO
Shenandoah CrossingTM Gordonsville, Va
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Sales & Marketing Organization

- **Substantial, Experienced Sales & Marketing Platform**
  - $524 million 2014 system-wide sales
  - Senior sales & marketing team averages 8 years of experience at Bluegreen
    - 12 year average of Bluegreen experience for VP & above
  - 23 sales offices
  - ~ 2,200 sales & marketing professionals (1)
  - Vacation package (2) infrastructure that includes an additional 1,000 marketing professionals (1) and two owned telemarketing centers
- **Substantial Tour Flow**
  - More than 225,000 tours generated annually
  - ~19% conversion rate (3)
  - Balanced sales between new customers and existing owners
- **Diverse New Customer Acquisition Platform**
  - Proprietary marketing partnerships with leading, multi-unit national brands
  - Over 170,000 vacation packages sold annually



Vacation Packages & Leads
Walmart
Bass Pro Shops
PREMIUM OUTLETS
Tanger Outlets
CHOICE HOTELS
SIMON MALLS
Tours
Sales
In-House Tours
Owners

(1) As of 9/30/15.
(2) Discounted vacations sold by Bluegreen (typically 2-7 nights) which are used to drive tour flow.
(3) Conversion rate calculated as VOI sales transactions divided by tours.

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Bluegreen Sales Centers
Note: Sales distribution is untethered from inventory holdings.
BRITISH COLUMBIA
CANADA
ONTARIO
QUEBEC
MEXICO
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Experienced Direct Marketer
Over 178,000 Approximately
Sales Tours 18.6% 33,000 Sales
YTD 9/30/2015 Conversion YTD 9/30/2015
YTD 9/30/2015 Marketing Mix

4% 3% 9% 11% 47% 26%

Owners Alliance Marketing Local Buyer Bounceback Samplers OPC
Conversion Rates New Customer: 14.9% Owner: 25.7%
Key Alliance Marketing Arrangements

2000 2012 2013 2014 2015 2016
Bass Pro Shops Carnival PREMIUM OUTLETS® Tanger Outlets CHOICE SIMONTM Walmart Strategically Planned Expansion of Existing Relationships
Walmart CHOICE HOLTELSTM Bass Pro Shops PREMIUM OUTLETS Tanger Outlets

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Key Marketing Partnerships
Bass Pro Shops Bass Pro shops is a leading multi-channel outdoor retailer generating over $4 billion in annual sales through Bass Pro’s stores and direct channels, including catalog and online presence
Bluegreen has had exclusive marketing rights since 2000 (through 2025 with automatic 1 year renewals thereafter) with extensive access to Bass Pro’s customers, including retail stores, catalog and its customer database
Bluegreen-staffed “store-in-store” kiosks within all Bass Pro retail locations, selling vacation packages and/or generating leads for future sales under the “Outdoor Traveler” banner
Choice Hotels is a global operator and franchisor of hotels with over 6,300 locations worldwide
Bluegreen has had an exclusive partnership since 2013 (through 2018 with automatic 3-year renewals thereafter)
CHOICE HOTELS Choice Hotels are part of Bluegreen’s extended network (Traveler Plus program), with select Bluegreen resorts “soft-branded” into Choice’s Ascend Hotel Collection®
Choice Privileges® program members have the opportunity to stay at Bluegreen resorts
Transferred callers from Choice’s reservation system provide a high volume of new customer prospects
Walmart Walmart is a leading global mass retailer with over 5,200 domestic locations
Bluegreen-staffed “store-in-store” locations selling vacation packages under the “Vacays & Stays” banner
Currently in 25 locations as of December 2015
Locations selected and analyzed by Bluegreen team for close proximity to major sales centers, high traffic with a good mix of transient and local shoppers and upper-middle market customer demographics
Tanger Outlets PREMIUM OUTLETS SIMON MALLS Major U.S. mall and outlet mall operators with over 250 combined locations
Bluegreen kiosks in 27 outlet malls, strategically located near major vacation destinations
Access to middle-market customers in popular shopping destinations with strong foot traffic
Outlets selected by Bluegreen to target desired core demographics 18
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Key Marketing Partnerships
Drive Face-to-Face Vacation Package Sales
Bass Pro Shops
Walmart
vacays&stays
Tanger Outlets
PREMIUM OUTLETS
SIMON MALLS
Carnival
Retail sales locations
Bass Pro Shops (67)
Outlet malls (27)
Walmart (25)

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Bluegreen Owners
Household Income
3% 25% 21% 24% 27%
Under $50k
$50k - $75k
$75k - $100k
$100k+
Unknown
Weighted Average= $75,731
Marital Status
20% 7% 73%
Married Single Unknown
Age
7% 20% 23% 10% 18% 23%
25 - 3 4
35 - 44
45 - 54
55 - 64
65+
N/A
Weighted Average= 48
Home Ownership
9% 8% 83%
Home Owner
Renter
Unknown

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Fee-Based Services (“FBS”)
The Breakers Resort | Dennis Port, Massachusetts
We provide various timeshare services and product offerings for third-party property owners/developers, lenders and investors.
Services are based on Bluegreen’s core competencies in:
Sales & Marketing
Property Management
Risk Management
Title & Escrow
Design & Development
Mortgage Servicing
Two types of Sales & Marketing Arrangements:
FBS - Commission - sales of timeshare resort inventory under commission-based arrangements with third party developers, with such developer holding the inventory on their balance sheet until Bluegreen sells it on the developer’s behalf.
FBS - JIT - sales of timeshare resort inventory which was acquired on a “just-in-time” basis from third party developers.
Since 2009, Bluegreen has performed Fee-Based Services for 15 client resorts (~1,100 units)
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Fee-Based Services (cont.)
Trillium Lake: Cashiers, NC
Cibola Vista: Peoria, AZ
The Club at Big Bear Village: (1):Big Bear Lake, CA
(1) Represents expansion phase of existing resort.
Potential Benefits to FBS Clients
Enables FBS clients to sell inventory as a points-based VOI, which maximizes yield vs. alternate options
Accelerated sales pace through Bluegreen’s national distribution system
Nationwide sales presence provides geographic borrower diversity to clients’ consumer receivables portfolio
Access to credible inventory sell-out plan, helps FBS clients raise development capital
“Turn-key” resort administration, including reporting, escrow, title and, optionally, servicing consumer receivables
Potential Benefits to Bluegreen
Facilitates accelerated growth with limited capital investment, leverage or development risk
Expands internal resort network, increasing value proposition to customers
Provides a platform to “consolidate” small-to-medium developers’ resorts without requiring corporate acquisitions
Efficient means of growing resort management business, compared to one-off negotiations with HOAs
Opportunities to provide additional ancillary services to FBS clients (e.g., mortgage servicing)
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Fee-Based Services-Sales & Marketing
($ in millions)
$300 $250 $200 $150 $100 $50 $0 $109 $74 2011 $133 $88 2012 $172 $92 2013 $18 $257 $144 2014 $20 $195 $109 9 Mos 9/14 $16 $207 $132 9 Mos 9/15 $10
Sales on Behalf of Clients Sales & Marketing Commission Revenue Gross Profit from JIT Sales
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Other Fee-Based Services
($ in millions)
$100 $80 $60 $40 $20 $0 $71 $33 2011 $75 $37 2012 $80 $35 2013 $92 $43 2014 $69 $32 9 Mos 9/14 $73 $33 9 Mos 9/15
Other Fee-Based Service Revenues Other Fee-Based Service Profits
(a) Other Fee-Based Services primarily consists of Club and resort property owners’ association management services as well as resort title services.
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Secondary Market Inventory
During January 2012, Bluegreen began a formal program to acquire VOI inventory through a new category of sales, which Bluegreen refers to as Secondary Market Sales. Bluegreen acquires VOI inventory from its resorts’ Property Owners’ Associations (“POAs”) and other third parties on a non-committed basis, in close proximity to the timing of when Bluegreen intends to resell such VOIs. VOIs are typically obtained by the POAs through foreclosure/termination in connection with maintenance fee defaults and are generally acquired by Bluegreen at a significant discount.
Secondary Market Inventory Purchases
($ in millions)
$100 $80 $60 $40 $20 $0
$1 $19 $2 $54 $4 $83 $4 $99
2012 2013 2014 YTD 9/30/2015
Purchase Cost Sales Value
Product Cost
Legacy: 18 - 26%
Secondary Market: 4 - 10%
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The Fountains | Orlando, Florida
Finance Business
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Finance Business
Provides seller-financing to FICO score credit qualified Bluegreen timeshare customers to facilitate sales and earn net interest profits.
In-house servicing of all Bluegreen receivables and certain fee-based service clients; centralized at our Boca Raton, FL headquarters.
Bluegreen has been servicing loans for over 20 years.
Our Mortgage management team has a combined 159 years of servicing experience, with an average tenure of over 10 years with Bluegreen.
Resorts Notes Receivable Outstanding
($ in millions)
$1,000 $800 $600 $400 $200 $0 $0 $944 12/31/2008 $2 $812 12/31/2009 $24 $705 12/31/2010 $47 $614 12/31/2011 $64 $560 12/31/2012 $86 $548 12/31/2013 $130 $524 12/31/2014 $199 $524 12/31/2015
Fee-Based Service Clients Bluegreen
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Finance Operations – Net Interest Spread
($ in millions)
$100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 $94 $39 2011 $55 $86 $33 2012 $53 $83 $27 2013 $56 $82 $23 2014 $59 $61 $43 $18 9 Mos 9/30/2014 $59 $44 $15 9 Mos 9/30/2015
Interest Income on Notes Receivable Portfolio Interest Expense on Receivable-Backed Debt Net Interest Spread
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Bluegreen Resorts - Credit Underwriting Standards
(FICO® Scores at time of Origination)
850
800
750
700
650
600
550
500
450
400
350
300
600-850
600-850
300-850
500-599
575-599
300-499
300-574
1994-12/14/08
12/15/08-12/31/09
1/1/10+
Minimum Down Payments*:
10% Down Payment
20% Down Payment
100% Cash Only
* Excludes individuals with no FICO® score, for which there are separate down payment criteria.
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Bluegreen Resorts FICO® Profile (a)
2008
(Last year before FICO® score-based credit underwriting)
13%
4%
42%
41%
300-574
575-599
600-700
701-850
YTD 12/31/15
3%
53%
44%
575-599
600-700
701-850
(a) Percentage of portfolio outstanding at 12/31/10 originated in 2008 by FICO® strata, excluding foreign obligors and other “No FICO®” loans, which were less than 2% in YTD 2015. 2008 assumes strata for 10% of loans outstanding at 12/31/10, for which no FICO® score was obtained. Based on oldest/original FICO® score in Bluegreen’s files for each obligor.
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Rates, Terms & Statistics Interest Rates(1) VOI RATES & TERMS NEW OBLIGORS with a FICO® SCORE of ≥ 600
EFFECTIVE 11/01/08 Down Payment 10% 20% 10% 50% Int. Rate 16.99%* 15.99%* 15.99%* 9.99% Int. Rate w/o Auto-Debit 17.99% 16.99% 16.99% 9.99% Max Term 10 Years 10 Years 3/5/7 Years 1 Year
Original Portfolio Statistics Weighted Average FICO® (Highest Obligor) Weighted Average Interest Rate VOI Loans 2015 708(2)(3) 16.3%(3) *In the event a borrower goes off of pre-authorized checking, the interest rate will increase by 1%.
(1) Policy excludes short-term, special incentive programs offered to certain upgrading owners (approximately 8% of Bluegreen’s portfolio). (2) Loans without a FICO® score are removed. FICO® is at the time of sale.
(3) Excluding loans paid in full within 6 months from origination and loans originated after 6/30/15.
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Typical Collection Process - VOI
10 Days – Telephone contact generally initiated on delinquent accounts when an account is as few as 10 days past due
30 Days – Letter mailed advising the borrower (if a U.S. resident) that if the loan is not brought current, the delinquency will be reported to the credit reporting agencies (telephone contact continues)
60 Days – “Lock-out” letter sent by mail, advising that the borrower cannot use any accommodations until the delinquency is cured (telephone contact continues)
90 Days – “Notice of Intent to Cancel Membership” sent by mail, which informs the borrower that unless the delinquency is cured within 30 days, the borrower will forfeit ownership (telephone contact continues)
Approximately 120 Days – Termination letter sent by mail, advising the borrower that the owner’s beneficial rights in the Bluegreen Vacation
Club have been terminated and the loan is defaulted
The VOI is placed back into inventory for resale to a new purchaser
Shenandoah Crossing™ | Gordonsville, Virginia
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VOI Portfolio Dynamics
• Unlike floating rate residential mortgage loans, the monthly payment for Bluegreen’s borrowers does not change over the life of the loan.*
• The average monthly payment (approximately $200) for Bluegreen’s borrowers is much less than a typical mortgage payment.
• Geographical diversity of obligors, few foreign obligors.
• Bluegreen’s collections team has an average of approximately 18 years of collections experience. Our collectors are incentivized through a performance-based compensation program.
• Bluegreen implemented FICO® score-based credit requirements on 12/15/08 and further raised such guidelines on 1/1/10.
* In the event a borrower goes off of pre-authorized checking, the interest rate will increase by 1%.
Christmas Mountain Village™ | Wisconsin Dells, Wisconsin
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Bluegreen VOI Loan Payment Methods
As of December 31, 2015
PAC/ACH/Automated
Coupon Book
Total
93%
7%
100%
Each sale facility/securitization/hypothecation has a separate, dedicated lockbox.
There is a daily automated, repetitive wire to the paying agent/lender for each sale facility/securitization/hypothecation.
Banking Partners in current securitizations:
Lock Box – Bank of America
Paying Agent & Indenture Trustee – U.S. Bank
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Bluegreen VOI Delinquency Performance(1)
10.00% 8.00% 6.00% 2.00% 0.00%
Jun-07 Sep-07 Oct-07 Dec-07
Mar-08 Jun-08 Sep-08 Dec-08
Mar-09 Jun-09 Sep-09 Dec-09
Mar-10 Jun-10 Sep-10 Dec-10
Mar-11 Jun-11 Sep-11 Dec-11
Mar-12 Jun-12 Sep-12 Dec-12
Mar-13 Jun-13 Sep-13 Dec-13
Mar-14 Jun-14 Sep-14 Dec-14
Mar-15 Jun-15 Sep-15 Dec-15
31 Days Delinquent 60 Days Delinquent 90 Days Delinquent Total Delinquent
(1) Excludes introductory products
Note: Loans are generally defaulted, and therefore no longer included in delinquency, after 120 days.
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Portfolio Performance[1]

VOI Delinquency Breakdown: As of December 31, 2015

	Percentage of outstanding loans	Percentage of outstanding principal balance over 30 days past due
Originations Pre-12/15/08 (loans not credit scored at origination)	13.4%	4.20%
Originations 12/15/08 – 12/31/15 (loans must meet minimum FICO® requirement of 500 from 12/15/2008 – 12/31/2009; 575 thereafter)	86.6%	2.99%
Total	100%	3.16%

Note: Loans are generally defaulted, and therefore no longer included in delinquency, after 120 days.

Non-Scored vs. Credit Scored VOI Defaults at 72 months[2]

	Percentage defaulted
Loans originated 1/1/08 – 12/14/08	29.07% (as of 12/31/13)
Loans originated 1/1/10 – 12/31/10	17.46% (as of 12/31/15)

(1) Excludes introductory products
(2) Compares cumulative defaults through the end of the period which is 72 months after the beginning of each origination year listed. Comparison is made between origination year 2008 (which was the last year that loans were originated with no FICO®-based credit underwriting standards) to origination year 2010 (the first year of the current FICO®-based credit underwriting standards).

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SeaGlass Tower™ | Myrtle Beach, South Carolina
Our Liquidity Profile
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Cash Sales %
2008 2013 09/30/15 YTD
Sales realized Sales realized Sales realized
24% in 30 days (1) in 30 days (1) in 30 days (1)
54% 46%
49% 51%
76% Sales that Sales that Sales that
become become become
receivable receivable receivable
(1) Includes both 100% cash sales and down payments.
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Credit Facilities as of December 31, 2015
($ in thousands)
Lender Type Revolving Advance Period Expiration Maturity Facility Amount Amount Outstanding Amount Available
BB&T/DZ Bank Receivables Purchase Facility 12/31/2017 12/31/2020 $80,000 $38,228 $41,772(A)
Quorum Receivables Purchase Facility 6/30/2017 12/30/2030 50,000 28,500 21,500(A)
Liberty Bank Receivable Hypothecation Facility 11/30/2017 11/30/2020 50,000 46,547 3,453
Pacific Western Receivable Hypothecation Facility 9/20/2018 9/20/2021 40,000 22,272 17,728(B) (C)
NBA Receivable Hypothecation Facility 6/30/2018 12/30/2022 30,000(D) 24,861 5,139
NBA Inventory Facility 6/30/2018 6/30/2020 15,000 9,721 5,279
Various (E) Corporate Credit Line 11/5/2016 (F) 25,000 25,000 ----
$290,000 $195,129 $94,871
A. Non-recourse (except for representations and warranties)
B. Amount outstanding includes $3.8 million from an associated inventory loan with same lender
C. The revolving period is subject to an additional 12 month extension at the option of Pacific Western
D. Unused amounts on the NBA Inventory Facility can also be used for receivable fundings under the NBA Receivable Facility
E. Syndicate including Fifth Third, Bank of America & BB&T
F. 11/5/2016, subject to annual clean up
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Bluegreen’s Previous Receivables
Purchase Facilities & Term Securitizations
Purchase Facility/Term Securitization Note Amount
1998 GE Purchase Facility $100.0 MM
2000 GE Purchase Facility $90.0 MM
2001-A ING Purchase Facility $125.0 MM
2002-A Term Securitization $170.2 MM
2004-A GE Purchase Facility $38.6 MM
2004-B Term Securitization $156.6 MM
2004-C BB&T Purchase Facility $140.0 MM
2005-A Term Securitization $203.8 MM
2006-A GE Purchase Facility $125.0 MM
2006-B Term Securitization $139.2 MM
2007-A Term Securitization $177.0 MM
2008-A Term Securitization $60.0 MM
BXG Legacy 2010 Securitization $27.0 MM
2010-A Term Securitization $107.6 MM
Quorum Federal Credit Union Purchase Facility $50.0 MM
2012-A Term Securitization $100.0 MM
2013-A Term Securitization $110.6 MM
BB&T/DZ Bank Purchase Facility $80.0 MM
2015-A Term Securitization $117.8 MM
Total $2.1 Billion
There has never been a principal or interest payment delinquency or default under any of these facilities.
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Contractual Debt Maturities & Commitments As of September 30, 2015
($ in millions)
Less Than 1 Year 1-3 Years 4-5 Years After 5 Years Total
Receivable Backed Notes (Recourse) $—   $—   $36 $36 $72
Lines of Credit & Notes Payable 7 39 43 3 92
Jr Subordinated Debentures —   —   —   111 111
Inventory Purchase Commitment 3 16 —   —   19
Subtotal – Recourse Debt & Commitments 10 55 79 150 294
Non- Recourse Receivable – Backed Notes —   —   31 300 331
Total $10 $55 $110 $450 $625
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The Studio Homes at Ellis Square | Savannah, Georgia
Appendix A
bluegreenvacations®

Management Team
Board of Directors
John E. Abdo Chairman
Executive Committee
Anthony M. Puleo, CPA Executive Committee Chairman Senior Vice President, Chief Financial Officer and Treasurer President, Bluegreen Treasury Services Joined Bluegreen in 1997 David Bidgood Senior Vice President and President, Bluegreen Resorts Field Sales & Marketing Joined Bluegreen in 1997 David L. Pontius Executive Vice President, Chief Strategy Officer and President, Bluegreen Services Joined Bluegreen in 2007 Ahmad Wardak Senior Vice President, Corporate Marketing Joined Bluegreen in 2003
Brenda Hodges Senior Vice President, Planning and Business Analytics Joined Bluegreen in 1996 Susan J. Saturday Senior Vice President, Chief Human Resources Officer Joined Bluegreen in 1988 Chanse W. Rivera Senior Vice President, Chief Information Officer Joined Bluegreen in 2012 Michael D. Kaminer Senior Vice President, General Counsel Joined Bluegreen in 2007
Allan J. Herz Senior Vice President, Mortgage Operations and Assistant Treasurer Joined Bluegreen in 1992 Paul Humphrey Senior Vice President, Finance and Capital Markets Joined Bluegreen in 2010 Alan Davis Senior Vice President, Sales and Marketing Joined Bluegreen in 2000 Terry Dodd Senior Vice President, Acquisitions & Development Joined Bluegreen in 1997 Jason Allison Senior Vice President, Customer Service and Online Operations Joined Bluegreen in 2011
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Senior Executive Biographies
Anthony M. Puleo
Executive Committee Chairman
Senior Vice President, Chief Financial Officer and Treasurer; President, Bluegreen Treasury Services
Anthony M. Puleo joined us in 1997 as Chief Accounting Officer. Mr. Puleo was elected Vice President in 1998 and Senior Vice President in 2004. Mr. Puleo served as Interim Chief Financial Officer from April through August 2005. In August 2005, He was elected Chief Financial Officer and Treasurer. In January 2010, he was appointed President of Bluegreen Treasury Services. In May 2015, Mr. Puleo was named Chairman of Bluegreen’s Executive Committee. From December 1990 through October 1997, Mr. Puleo held various positions with Ernst & Young LLP, most recently serving as a Senior Manager in the Assurance and Advisory Business Services group. Mr. Puleo holds a B.B.A. in Accounting and is a Certified Public Accountant.
David Bidgood
Senior Vice President; President, Field Sales & Marketing
David Bidgood joined us in 1997 as Vice President for Bluegreen’s Midwest Region and was promoted to Senior Vice President for the Midwest and Tennessee Regions in 1999. In 2001, Mr. Bidgood was promoted to Senior Vice President, National Sales Director, Bluegreen Resorts Division. In 2003, Mr. Bidgood was promoted to Senior Vice President of National Sales and Marketing. In 2009, Mr. Bidgood was appointed Senior Vice President, President of Bluegreen Resorts Field Sales & Marketing. Prior to joining Bluegreen, Mr. Bidgood held a variety of positions and has been involved in all aspects of resort development.
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Senior Executive Biographies
David L. Pontius
Executive Vice President and Chief Strategy Officer; President, Bluegreen Services
David L. Pontius joined us in 2007 as Senior Vice President of Bluegreen and President, Bluegreen Resorts. In 2009, Mr. Pontius was appointed President of Bluegreen Services and in 2011, Executive Vice President Chief Strategy Officer. From 2002-2007, Mr. Pontius worked at Wyndham Vacation Ownership, Inc. and its sister company RCI Global Vacation Network (RCI). From 2006-2007, he served as Executive Vice President, Hospitality, Strategic Planning and Chief Customer Officer at Wyndham Vacation Ownership. From 2002-2006, Mr. Pontius served as President and CEO of RCI North America. From 1996-2002, Mr. Pontius served in positions of increasing responsibilities at Hilton Grand Vacations Company including Senior Vice President of Operations. From 1992-1996, Mr. Pontius served as Chief Operating Officer of Vacation Internationale, one of the pioneer companies in timesharing and points-based clubs.
Ahmad Wardak
Senior Vice President, Corporate Marketing
Ahmad Wardak joined Bluegreen in 2003 and served in various management positions in the Accounting and Business Analysis areas. As Senior Vice President, Corporate Marketing, Mr. Wardak works closely with our Field Sales and Marketing organization, leads Bluegreen’s expansion of new marketing alliances and oversees a digital marketing group to leverage the web and other interactive channels. Mr. Wardak began his career with Ernst & Young, LLP. Mr. Wardak holds his B.S.
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Senior Executive Biographies
Brenda Hodges
Senior Vice President, Business Planning and Analytics
Brenda B. Hodges joined the company in 1996 as Vice President of Administration in the Resorts Division. In 2010 she became corporate Vice President of Planning and Analytics, and was promoted to Senior Vice President of Business Planning and Analytics in January 2014. Prior to joining Bluegreen, Ms. Hodges worked for nineteen years in the resort development and vacation ownership industry with both public and private companies. Ms. Hodges holds a B.S.B.A. majoring in accounting and finance.
Susan J. Saturday
Senior Vice President and Chief Human Resources Officer
Susan J. Saturday joined us in 1988. During her tenure, she has held various management positions with us including Assistant to the Chief Financial Officer, Divisional Controller and Director of Accounting. In 1995, she was elected Vice President and Director of Human Resources and Administration. In 2004, Ms. Saturday was elected Senior Vice President and Chief Human Resources Officer. From 1983 to 1988, Ms. Saturday was employed by General Electric Company in various financial management positions including the corporate audit staff. Ms. Saturday holds a B.B.A. in Accounting and an M.S. in Human Resource Management.
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Senior Executive Biographies
Chanse W. Rivera
Senior Vice President, Chief Information Officer
Chanse W. Rivera began working with Bluegreen in August of 2012. In December of 2012 Mr. Rivera was hired by Bluegreen as the Chief Information Officer. Prior to joining Bluegreen, Mr. Rivera held positions as Chief Information Officer with Russell Hobbs, Inc., as Global Service Manager with CITCO, Vice President Managed Services with Fresh Del Monte Produce Inc. and IT Director with Blue Martini Software. Mr. Rivera holds a B.S. in Management Information Systems.
Michael D. Kaminer
Senior Vice President, General Counsel and Assistant Secretary
Michael D. Kaminer joined Bluegreen in November of 2007 as Vice President and Assistant General Counsel. Mr. Kaminer served as our Acting General Counsel since April of 2008, overseeing all aspects of our Legal Department. In 2010 Mr. Kaminer was appointed Senior Vice President, General Counsel and Assistant Secretary. Prior to coming to Bluegreen, Mr. Kaminer was Vice President and Associate General Counsel at WCI Communities, Inc. from January 2003 to October of 2007. Prior to that time, Mr. Kaminer was a Shareholder with the law firm of Akerman Senterfitt, resident in the firm’s
Fort Lauderdale, Florida office. He received his undergraduate degree in History from Duke University and his law degree, with Honors.
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Senior Executive Biographies
Allan J. Herz
Senior Vice President, Mortgage Operations and Assistant Treasurer
Allan J. Herz joined us in 1992 and was named Director of Mortgage Operations in September 1992. Mr. Herz was elected Vice President in 1993 and Senior Vice President in 2004. In 2007, he was also appointed Assistant Treasurer. From 1982 to 1992, Mr. Herz worked for AmeriFirst Federal Savings Bank based in Miami, Florida. During his 10-year tenure with the bank, he held various lending positions, the most recent being Division Vice President in Consumer Lending. Mr. Herz holds a B.B.A. and an M.B.A.
Paul G. Humphrey
Senior Vice President, Finance and Capital Markets
Paul Humphrey began working with us in 2009 and in 2010 became our Vice President, Finance and Capital Markets. In 2012, Mr. Humphrey was appointed Senior Vice President. Prior to Bluegreen, Mr. Humphrey worked for over 14 years in the ABS/MBS product groups at Salomon Brothers/Citigroup and CS First Boston where he successfully developed financing alternatives for multiple consumer asset classes such as timeshare, manufactured housing and non-agency mortgage. Mr. Humphrey began his career at CS First Boston in 1993 with his focus including collateral and structural loan analysis for consumer loan securitizations.
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Senior Executive Biographies
Terry Dodd
Senior Vice President, Acquisitions & Development
Terry Dodd joined Bluegreen in 1997 as the Vice President of Inventory Management. In 2001, he was promoted to Senior Vice President-Club Operations/Program Development. In 2008 he assumed the responsibility for all Acquisition and
Development activities within Bluegreen Resorts and in 2009 added development of the Company’s Fee-Based-Services business. He began his career in 1992, serving as Director with RDI Resort Services Corporation in Fort Myers, FL. In
1993 Terry’s responsibilities shifted to the development and implementation of the RDI Vacation Club, the first multi-site points-based Vacation Club successfully registered in the state of Florida.
Alan T. Davis
Senior Vice President, Field Sales and Marketing
Alan T. Davis joined Bluegreen in August, 2000 at Laurel Crest Resort and became the Senior Sales Manager at that site until June, 2002 at which time he was promoted to Director of Sales at The Lodge Alley Inn in Charleston, SC. In December 2006 Alan became the Director of Sales at Shore Crest Vacation Villas in Myrtle Beach, SC. He was then promoted to Vice President of Sales in January, 2008 and to Vice President of Field Sales and Marketing in October, 2008. In January, 2011 he was promoted to the position of Senior Vice President of Field Sales and Marketing. Mr. Davis holds a Masters of Accountancy degree from the University of Georgia.
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Senior Executive Biographies
Jason Allison
Senior Vice President, Customer Service and Online Operations
Jason began working with Bluegreen in 2011 to oversee Resort Quality Operations. In 2013, he was named Vice President, Performance Optimization for Bluegreen Services and served as primary liaison to advance priority IT and iExperience initiatives. He has served in his current capacity since October of 2014. Prior to Bluegreen, Jason worked 7 years for a leading productivity and quality management consulting firm where he served a variety of industries. Jason also held several leadership roles in financial and operations planning at Walt Disney World for 9 years and worked for Wyndham Vacation Ownership for 6 years, most recently as their Vice President of Strategy Development and Integration. Jason holds a B.S.B.A. in Accounting from the University of Central Florida.
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Unique Club Configuration
Bluegreen Vacation Club-‘Trust’ architecture allows for the retention of voting rights once inventory is sold, perpetual management control, and allows for recovery of the underlying collateral for non-performing consumer loans or assessments without necessity of judicial process.
Purchaser Bluegreen/3rd Party Developer Vacation Club Trust
1 2 3 4
1. Promissory Note
2. Deed To VOI
3. Mortgage
4. Owner Beneficiary Rights
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Reconciliation of Net Income to EBITDA(1)
YTD 9/30/15
($ in millions)
Net Income $ 50
Non-Controlling Interest 9
Income from Continuing Operations 59
Less: Interest Income (other than on Timeshare Notes Receivable) (4)
Interest Expense 25
Less: Interest Expense on Receivable-Backed Debt (15)
Provision for Income and Franchise Taxes 33
Depreciation and Amortization 7
Long-term Executive Compensation Expense 5
EBITDA $ 110
(1) EBITDA is defined as earnings, or income, before taking into account interest income (excluding interest earned on timeshare notes receivable), interest expense (excluding interest expense incurred on financings related to Bluegreen’s receivable-backed notes payable), provision for income taxes and franchise taxes, depreciation and amortization and long-term executive compensation expense. For purposes of the EBITDA calculation, no adjustments were made for interest income earned on Bluegreen’s timeshare notes receivable or the interest expense incurred on debt that is secured by such notes receivable because they are both considered to be part of the operations of Bluegreen’s business. Bluegreen considers EBITDA to be an indicator of its operating performance, and it is used to measure Bluegreen’s ability to service debt, fund capital expenditures and expand its business. EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating such assets.
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